Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brad W. Rudover, President, Director, and Principal Executive Officer of The Electric Network.com, Inc. (the “Company”), hereby certify that, to the best of my knowledge and belief:

1. The Annual Report on Form 10-KSB, of the Company for the year ended January 31, 2004, as filed with the Securities and Exchange Commission (the "Annual Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brad W. Rudover
President, Chief Executive Officer, and Director
April 8, 2004